HSBC FUNDS

Supplement dated June 17, 2013
to all Prospectuses and Statements of Additional Information relating to Class B Shares dated February 28, 2013, as supplemented

The following information supplements and supersedes any information to the contrary relating to Class B Shares offered by any series of HSBC Funds.

Class B Shares Closed to Investors

Effective as of August 1, 2013 (the “Effective Date”), Class B Shares may not be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment. After the Effective Date, any other order to purchase Class B Shares will be rejected. After the Effective Date, Class B shareholders may continue to hold Class B Shares until such shares automatically convert to Class A Shares under the existing conversion schedule, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (“CDSC”).

Beginning on the Effective Date, Class B shareholders will no longer be permitted to make automatic investments in Class B Shares through any Automatic Investment Plan. To continue automatic investments, a Class B shareholder must designate a different share class of the same fund or another HSBC Fund for any purchases on or after the Effective Date, provided the shareholder meets the eligibility requirements for that share class. If the Class B shareholder does not designate a different share class, future automatic purchases of Class B Shares on or after the Effective Date will be rejected. Effective as of the date of this supplement, no new Class B Automatic Investment Plans will be established.

All other Class B Share features, including but not limited to distribution and servicing fees, CDSC, and conversion features, will remain unchanged for Class B Shares held after the Effective Date. Right of Accumulation and Combination Privileges as described in the Prospectuses will remain unchanged. Shareholders can continue to include the value of Class B Shares of any HSBC Fund currently owned for purposes of qualifying for a reduced sales charge for Class A Shares.

Class B shareholders can continue to hold Class B Shares in IRA or SIMPLE IRA accounts, but additional contributions must be made to another share class. If a Class B shareholder with an Automatic Investment Plan for an IRA or SIMPLE IRA account does not provide alternative investment instructions prior to the Effective Date, subsequent automatic purchases will be rejected.

Employer-sponsored retirement plans that currently hold Class B Shares and can no longer purchase Class B Shares due to the Class B closure to purchases, may instead purchase Class A Shares and pay the applicable Class A Shares sales charge, provided that their recordkeepers can properly assess a sales charge on plan investments, or Class C Shares if the plans meet Class C eligibility requirements and Class C is available on their recordkeeper’s platform. If the recordkeeper is not able to assess a front-end sales charge on Class A Shares, or Class C Shares are otherwise not an available or appropriate investment option, only then may such employer-sponsored retirement plans invest in I Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE